UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


                                  June 10, 2003
                                 Date of Report

                        (Date of earliest event reported)


                           Commission File No. 0-17462


                             INSTAPAY SYSTEMS, INC.
                    (fka) FILMAGIC ENTERTAINMENT CORPORATION
                 PREDECESSOR: "ROEDEINGER MEDICAL SYSTEMS, INC"
                     (Name of Small Business in its Charter)


UTAH                                                          87-0404991
(State of other Jurisdiction                         (I.R.S. Employer ID Number)
of incorporation or organization)


Mail: 2869 India St., San Diego, CA                                     92103
(Address of Principal Executive Officers)                             (Zip Code)

        Registrant's telephone number including area code: (818) 991-4259
                            Fax Number (818)-991-6129

ITEM 1:  Changes In Officers and Directors

The undersigned outside Directors and Officers of INSTAPAY SYSTEMS, INC., have accepted their current roles and provided this notification to the State of Utah. These officers and directors accept the resignation of Mr. Harvey Lalach from the current position on the Board of Directors. Mr. Lalach informed the board that because of other corporate commitments he has recently made to other companies he did not have the time available to properly meet his obligations and commitments as a director/officer for InstaPay Systems,Inc. He will however be available to the board on a consulting basis if the board feels necessary and time would permit. The board has therefore decided to move forward and continue reviewing backgrounds and resumes of other persons that could benefit the company's long range growth plans. Mr. Hargens having already assumed the position of CEO/President will continue to direct the company with board assistance. The remaining officers, Mr. Hargens, CEO/ President/ director, Aubrye A. Harris, Secretary/ Director, Mr. Frank DeSantis, Director/ Corporate Counsel, Song Liping, Director/International Consultant and R.B. Harris, Director shall all retain their positions.

         Harry Hargens                              Aubrye A. Harris
         President/CEO/Director                     Director/Acctg. Secretary
         2869 India St.                             419 Main St.-#424
         San Diego, CA  92103                       Huntington Beach, CA 92648

         Harvey Lalach                              Frank DeSantis
         Resigning V.P./Director                    Director/Corporate Council
         2575 Alberta Ct.                           2869 India St.
         Kelowna, BC  V1W2X8                        San Diego, CA 92103

         Song Liping                                R. B. Harris
         Director/Chinese Advisor                   Director
         Rm 504, Bldg#305 Datong Rd                 419 Main Street #424
         Gaoquao, Shanghai, PR China                Huntington Beach, CA 91648
         Postal # 200137


ITEM 5: Other Events and Regulation FD Disclosure.

The Company's CPA firm Hurley & Associates has recently informed the Company that they were reducing the size of their existing SEC customer base and were going to withdraw as account of record, but would assist the company to find replacement representation prior to the second quarter filing requirement. The Board and our CPA firm left on a positive note and would refer the firm gladly at any future time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 10, 2003
(8K- June 10, 2003 Cont.)


INSTAPAY SYSTEMS, INC.
(Registrant)

By:   /a/ Harry Hargens                       /a/ Aubrye A. Harris
      ----------------------------            ----------------------------
      Harry Hargens                           Aubrye A. Harris
      President/CEO/Director                  Acctg.Sec./Director
      (770)471-4944                           (818) 991-4259

      /a/ Frank De Santis                     /a/ Song Liping
      -----------------------------           ---------------------------
      Frank De Santis                         Song Liping
      Director/Legal Counsel                  Director/International Advisor
      (619)688-1199

      /a/ R. B. Harris
      -----------------------------
      R.B.Harris
      Director
      (818) 991-4259

      /a/ Harvey Lalach (Resigning Director)
      -----------------------------
      Harvey Lalach
      Resigning V.P./Director
      (818) 991-4259